Exhibit 10.21

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Cedarburg Hauser Pharmaceuticals

CONFIDENTIAL

Riboflavin 5’ Phosphate Sodium Commercial Supply Agreement

Prepared for:	Evan Sherr
Vice President Advanced Product Development
Avedro, Inc.

Prepared by:	Cedarburg Pharmaceuticals, Inc.
d.b.a Cedarburg Hauser Pharmaceuticals
870 Badger Circle
Grafton, WI 53024

Version:	01

Issue Date:	26 March 2014

870 Badger Circle, Grafton, WI 53024 262-376-1467 CedarburgHauser.com	Page 1 of 5

[***] = CONFIDENTIAL TREATMENT REQUESTED

Cedarburg Hauser Pharmaceuticals

CONFIDENTIAL

Summary

This Supply Agreement (the “Supply Agreement”) captures the terms and conditions associated with the supply by Cedarburg (as defined below) of GMP Riboflavin 5’ Phosphate Sodium to Avedro, Inc. for commercial use. This Supply Agreement shall be considered a “Contract” under the Master Services Agreement (“MSA”) by and between Avedro, Inc. (“Avedro”) and Cedarburg Pharmaceuticals, Inc. (“Cedarburg”) dated 27 November 2012 and the terms and conditions of the MSA shall govern this Supply Agreement, provided that, notwithstanding Section 2(c) of the MSA, in the event of any conflict between this Supply Agreement and the MSA, Avedro and Cedarburg expressly intend that the terms of this Supply Agreement shall alter the terms of the MSA solely with respect to ,the commercial supply provided under this Supply Agreement.

1.0	Definitions

1.1	GMP — shall mean current Good Manufacturing Practices as defined in the FDA rules and regulations, 21 CFR Parts 210-211.

1.2	Certificate of Analysis — shall mean a certificate of analysis that certifies that a Batch meets the release Specifications.

1.3

Completed Work — shall mean the completed portion (activities and materials) of work in process based on existing purchase orders, and Avedro Specific Materials in inventory, whose purchase was approved by Avedro associated with planned or in-process work.

1.4	Avedro Specific Materials — shall mean chemicals, supplies and/or equipment unique to Avedro’s product, purchased with Avedro’s prior approval.

1.5	USP — shall mean the United States Pharmacopeia, a legally recognized compendium of standards for drugs, published by the United States Pharmacopeial Convention, Inc.

1.6

Material(s) — shall mean the Riboflavin 5’ Phosphate Sodium that meets or exceeds the specifications as outlined in Cedarburg API specification [***] and as further set forth in the DMF (as defined in Section 2.7 below) and is manufactured in accordance with cGMP. Materials are considered a Deliverable under the MSA.

2.0	Terms and Conditions

2.1	Effective-Date

This Supply Agreement shall be effective as of the date upon execution of this Supply Agreement, and shall thereafter remain in full force for five (5) years, unless earlier terminated in accordance this Supply Agreement or the MSA, as applicable (the “Supply Term”).

2.2	Material Acceptance

Materials shipped by Cedarburg Hauser will be accompanied by a Certificate of Analysis showing that the Materials meet or exceed the specifications for Riboflavin 5’ Phosphate Sodium outlined in Cedarburg API specification [***] as further set forth in the DMF.

Materials will be subject to the acceptance and rejection in accordance with the MSA. With respect to Materials rejected by Avedro, [***] with respect to such Materials. For clarity, all rights and obligations of Avedro and Cedarburg with respect to acceptance and rejection, as well as the product warranty, that apply to Materials, shall apply to any replacement, reprocessed or reworked Materials provided by Cedarburg under this Supply Agreement.

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[***] = CONFIDENTIAL TREATMENT REQUESTED

Cedarburg Hauser Pharmaceuticals

CONFIDENTIAL

2.3	Forecasts

On the Effective Date, Avedro will provide Cedarburg with a written forecast of batch purchases for the ensuing [***] period. During the [***] during the Supply Term, Avedro will provide a new forecast for the [***] commencing with [***] (a rolling forecast). The forecast must be in sufficient detail to identify planned purchases per [***]. These are for planning purposes and do not bind Avedro to purchase nor Cedarburg to manufacture such forecast amounts.

2.4	Purchase Orders

Upon receipt of a purchase order, Cedarburg will identify to Avedro by written notification a Processing Date, where said Processing Date is within a [***] time frame from the date of Cedarburg’s receipt of the applicable purchase order

Cedarburg shall be solely responsible for procuring, at no additional cost to Avedro, any and all raw materials, components and ingredients required, for the manufacture and supply of the Materials hereunder, including, without limitation, all Avedro Specific Materials.

2.5	Termination

If this Supply Agreement is terminated by Avedro, Cedarburg Hauser will receive a payment for all outstanding amounts owed to Cedarburg for completed work and open invoices that have been submitted by Avedro prior to the effective date of such termination following fulfillment of such purchase orders by Cedarburg in accordance with this Agreement.

If this Supply Agreement is terminated by either party prior to the end of the Supply Term, Cedarburg shall accept a non-cancellable purchase order for the delivery of up to [***] of Product following notice of termination at the Commercial Price. Purchase Order quantities and receipt dates shall be mutually agreed upon with respect to the API supply forecast to allow Avedro sufficient Product to meet supply chain requirements. If manufacturing capacity is a constraint, the parties agree to work in good faith to resolve capacity constraints to meet Avedro’s requirements. Without limiting the foregoing, upon any termination or expiration of this Supply Agreement, Cedarburg shall fulfill all purchase orders submitted by Avedro prior to the effective date of such expiration or termination, unless otherwise directed by an authorized representative of Avedro in writing.

2.6	Infringement; Not Misbranded; Indemnification

Cedarburg Hauser represents and warrants that (a) it will not knowingly infringe on third party intellectual property rights, and (b) the Materials are not adulterated or misbranded within the meaning of the FD&C Act and are not articles, under that the FD&C Act, that should not be introduced into interstate commerce. The foregoing shall be included as representations and warranties under the MSA, and more specifically with respect to those made pursuant to this Section 2.6(b), under Section 5(g) of the MSA.

For purposes of this Supply Agreement, Cedarburg’s indemnification obligations [***].

2.7	Regulatory Documentation

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[***] = CONFIDENTIAL TREATMENT REQUESTED

Cedarburg Hauser Pharmaceuticals

CONFIDENTIAL

Cedarburg Hauser will prepare, file and maintain, throughout the Supply Term, the drug master file (“DMF”) to support the commercial sale of Riboflavin 5’ Phosphate Sodium. Cedarburg will maintain ownership of this filing and will provide the appropriate documentation to Avedro, Inc. upon request. Except as expressly set forth herein, Avedro shall be responsible for all other filings necessary for regulatory approval of the Materials or any product comprising the Materials. Cedarburg agrees to use its best efforts to assist Avedro in obtaining such regulatory approvals throughout the world. Cedarburg specifically agrees to cooperate with any inspection by the FDA or other regulatory agency, including but not limited to any inspection prior to any such regulatory approval.

Cedarburg Hauser will perform a [***] stability study on the first commercial batch of API released in a calendar year and will provide updated COA”s for material as appropriate / necessary.

3.0	Pricing and Payment Terms

3.1	Commercial Pricing

Cedarburg Hauser will offer commercial Riboflavin 5’ Phosphate Sodium at a price of $[***] per [***] grams (the “Price”), [***].

3.2	Payment Terms

Payments toward all undisputed invoices are due within [***] of receipt of invoice and are non-refundable. Invoices will be issued upon shipment of approved material.

4.0	Delivery of Material

Delivery of Material [***] will occur within [***] of receipt of purchase order by Cedarburg, pending confirmation of available capacity at Cedarburg, to the delivery destination designated by Avedro in the applicable purchase order. Upon confirmation of production capacity, Cedarburg will inform Avedro of the projected delivery date for ordered ABI materials. Notwithstanding the reference to “[***]” in Section 5(a)(15) of the MSA, Cedarburg will ship all Materials [***] hereunder.

5.0	No Use of Process for Third Parties

Cedarburg acknowledges and agrees that, in accordance with the MSA, Avedro owns the validated process for manufacture of Riboflavin 5’ Phosphate Sodium developed for Avedro under [***] and any subsequent improvements to the process (including scale up) that are developed under this Agreement or otherwise funded by Avedro. Cedarburg is not permitted, and shall not, directly or indirectly, disclose the foregoing to any third party, and/or use or permit the use of the foregoing, for itself or by or on behalf of any third party.

6.0	Quality agreement

The parties shall negotiate and enter into a comprehensive quality agreement that governs the quality control of the Materials supplied under this Agreement (the “Quality Agreement”), which, once effective, shall govern the quality aspects of the manufacture and supply of Materials hereunder. [

7.0	Insurance

With respect to Cedarburg’s insurance requirements pursuant to Section 6(d) of the MSA, for purposes of this Supply Agreement, the reference to “[***], in the aggregate” shall be deleted and replaced with “[***] in the aggregate.”

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Cedarburg Hauser Pharmaceuticals

CONFIDENTIAL

8.0	Project Approval and Parties of the Supply Agreement

This Supply Agreement becomes a binding agreement between the parties upon execution in the signature blocks below, which agreement will be governed by the laws the State of New York without regard to conflict of laws principles thereof. Cedarburg Hauser is a trade name used by Cedarburg Pharmaceuticals, Inc. (“Cedarburg”) and its wholly owned subsidiary, InB: Hauser Pharmaceutical Services, Inc. (“Hauser”). This agreement, however, is between Avedro, Inc. and the legal entity Cedarburg only; Hauser is not a party to this agreement.

All payments and the fully executed contract should be sent to the following address:

Cedarburg Pharmaceuticals, Inc.

870 Badger Circle

Grafton, WI 530245

Attn: Thomas Schmid

Offered by Cedarburg Pharmaceuticals, Inc.

/s/ Charles M. Boland
Signature

Charles M. Boland
Printed Name

EVP
Title

3/27/14
Date

Accepted by Avedro, Inc.

/s/ David Muller
Signature

David Muller
Printed Name

CEO
Title

26 March 2014
Date

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